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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 10, 2004


                              PLATO LEARNING, INC.
                          --------------------------
             (Exact name of Registrant as specified in its charter)

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
Delaware                                               0-20842                                          36-3660532
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(State or other jurisdiction                  (Commission File Number)                            (I.R.S. Employer
of incorporation)                                                                           Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                                                                  55437
----------------------------------------------------------                                                   -----
(Address of principal executive offices)                                                                (Zip Code)
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Registrant's telephone number, including area code:  (952) 832-1000
                                                     --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On November 10, 2004, we announced that Greg Melsen, our Chief Financial Officer, had resigned and will be leaving PLATO Learning in December 2004.

(c) Our Audit Committee has approved the immediate appointment of Larry Betterley as Vice President and Chief Financial Officer.

     Mr. Betterley joined PLATO Learning in June 2004 as Vice President, Finance and Chief Accounting Officer. Prior to that, he was Senior Vice President and Chief Financial Officer of Diametrics Medical, Inc., a publicly-held medical device company, from 1996 through 2003. From 1984 to 1996, Mr. Betterley was with Cray Research. Inc., a publicly-traded developer, manufacturer and worldwide marketer of high performance computing systems, serving in various roles including Chief Financial Officer, Vice President -- Finance and Administration and Corporate Controller. Mr. Betterley is a Certified Public Accountant and began his professional career at Deloitte & Touche.

     There are no employment or other agreements between Mr. Betterley and PLATO Learning.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1: Press Release dated November 10, 2004.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on November 10, 2004.

                                              PLATO LEARNING, INC.

                                              By  /s/ John Murray
                                                  ------------------------------
                                                  John Murray
                                                  Chairman, President and
                                                  Chief Executive Officer




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